UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2010

Dear Fellow Shareholders,

March 31, 2010 marks the end of the Davlin Philanthropic Fund’s second fiscal year.  It was an exciting year that kept us very busy.  We made great progress on the charity side and posted a nice 42.39% return on the portfolio side.

Charity Update:

As in the past, we met with a lot of charities in the last year.  Meeting with charities is a process that I thoroughly enjoy.  We get  to meet with great people doing important work.  In addition to charities, we started to speak with colleges and universities and were well received.  We feel confident that the education segment will be a very important part of our future strategy.  We have already had investors ask us to add their alma maters to the approved charities list and the Davlin Foundation made donations to three schools in March 2010.  We expect this list of schools to grow quickly.  If your alma mater is not an Approved Charity and you would like them to receive some of your donations, please e-mail us at Charities@DavlinFoundation.org and we will work to get them approved.

In April, the Foundation made its second annual round of donations.  Checks went out to eighteen amazing organizations, including: The Actor’s Fund of America, Alzheimer’s Association, American Society for the Prevention of Cruelty to Animals, Angel Flight East, BELL National, Belmont Hill School, Boston Harbor Island Alliance, Boston University, Earthwatch Institute, Feeding America, Hands Together for Haiti, Heifer Project International, Juvenile Diabetes Research Foundation, Massachusetts Society for the Prevention of Cruelty to Children (MSPCC), Nature Conservancy, The Public Theatre/Shakespeare Festival, University of Pittsburgh, and WNRN, (listener-supported public radio station).

We have also added a donation calculator to our website.  Most people have no idea how much money they can give away until they calculate it.  The donation calculator allows you to quickly and easily see the impact that even modest annual investments in our Fund can have on your favorite non-profits.  Please take a moment to go to our site, www.DavlinFunds.org, and calculate how much you can give.  You will be amazed!  As you play with the donation calculator, take pride in knowing that, with your investment in the Davlin Philanthropic Fund, you are making a difference for your charity/charities.

Market Update:

In our last letter to investors, we wrote about the strengths and weaknesses of our Quality Value investment style.  We spoke about how our strategy will tend to out-perform when a bull market ends and stocks go into decline.  We went on to discuss how our Quality Value style will tend to perform with the market as it begins to bottom, and how we expect our style to under-perform in the bull segment of the market.  All in all, over the course of an entire market cycle, we expect to out-perform by losing less during bear markets and by investing at the bottom of the market.

What we really should have written at the time was, “just wait another year and we will show you”.  Through a very unique time in the market we have seen both a terrible bear market and a raging bull market, all compressed into the span of only two years.  The environment has tested our investment style and clearly displayed both its strengths and weaknesses in each segment of the market, and over the course of the complete cycle.

We launched the fund in June of 2008 and during most of our first fiscal year we endured a terrible bear market that bottomed on March 9, 2009 (our fiscal year ended on March 31, 2009).  This was the followed by a raging bull market that has lasted through March 31, 2010 and continues today.  As expected, we out-performed in the down market and under-performed in bull market.  By investing at the bottom and trading up on quality, we out-performed the market over the complete cycle to-date.  While we may have lost the battle for last year’s bull market, we are still winning the war by a wide margin.

Here are the numbers for the bear market of our first fiscal year:

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through March 31, 2009	(16.53)%	(42.30)%	(41.27)%
Fund Compared to Index		+25.77%	+24.74%

Note: Fund commencement date is June 11, 2008.

Here are the numbers for the bull market of our second fiscal year:

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2009 Through March 31, 2010	42.39%	62.77%	49.77%
Fund Compared to Index		(20.38)%	(7.38)%

Here are the numbers for our History-to-Date on an annualized basis:

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 10, 2008 Through March 31, 2010	10.04%	(2.62)%	(5.72)%
Fund Compared to Index		+12.66%	+15.76%

Note: These are annualized returns.

To be clear, in the day to day toil of our job, nothing upsets us more than under-performing the market.  It drives us to question ourselves endlessly.  Why are our stocks being left behind?  Is the portfolio balanced correctly?  What stocks are leading the charge? Etc.  While this is a painful process, it is also a healthy process.  Running a portfolio is about endlessly questioning what you know, think you know, wish you knew, and understanding what you don’t know.  In all these questions, there is only one question we don’t ask.  We don’t ask that question, because the answer is hard wired into us.

That question is, “What type of investors are we?”

The answer is, “We are Quality Value investors.”

This fact is important to acknowledge, because although we tried our best not to do it, under-performing the last fiscal year shows us and our investors that we were NOT willing to sacrifice our style and take on more risk just because the market was rewarding another style.  Our Fund is very focused on minimizing risk and maximizing return, with the goal of providing a superior long-term, risk-adjusted return.

Looking Forward:

In the last year, the market has posted gains that will be very hard to replicate throughout 2010.  As we write this letter, the market appears to be getting nervous.  Economic news appears to be getting better, and companies are reporting improved business conditions.  At the same time however, the news regarding sovereign debt appears to be getting worse.  Adding to this mix is a growing worry that the Washington politicians plan to make the vilification of the financial industry their central campaign theme for 2010.  We expect these factors to tug the market in both directions and increase its volatility.  This should allow us the opportunity to buy some great companies at value prices – which should bring a smile to everyone’s faces.

Portfolio Update:

Our “Best Performer” for the year was Freeport-McMoran Copper & Gold, which we wrote about in our last letter.  So to prevent duplication, let’s talk about our second biggest winner, Aercap Holdings N.V.  This was an investment in Genesis Lease Limited, which was recently purchased by Aercap on March 24, 2010.  You may remember that this was among our biggest losers a year ago.  At the time we wrote, “Genesis Lease Limited has our largest unrealized loss, but this story is still unfolding.  This is a commercial airplane leasing company that has suffered badly along with the entire industry.  However, unlike its peers, they own only fuel efficient planes that are in high demand.  We still expect a happy ending to this story and we are happy getting paid more than a 9% dividend yield while we wait.”  The Aercap acquisition was very additive to Genesis shareholders.  They are now more than double their size and still have the most modern, fuel efficient fleet in the game.  With that said, the position is getting close to fair value.  Significant growth from here will require management to execute well.  We are still evaluating the new team, so we will reserve judgment for now.  We have sold a small piece of stock to hedge our bet.

Our “Worst Performer” for the year was Excel Maritime Carriers LTD.  We wrote about it in our last letter, so let’s not re-live that pain again.  Instead, let us enjoy re-living the nightmare of the iShares S&P 500 Value Index.  We purchased these shares just after we launched the Fund in 2008 to get some quick diversification as we built the portfolio.  We sold these shares in April and May of 2009 as we no longer needed the diversification and other investments took its place.  It was the correct move at the time, but the pain still hurt.

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund, no matter how small, and consider trying to get our story out at your favorite non-profits too.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of March 31, 2010:

% Net Assets

1.

Aercap Holdings N.V.

3.69%

2.

Legg Mason Inc.

2.82%

3.

Hillenbrand, Inc.

2.40%

4.

Ceradyne, Inc.

2.23%

5.   Hansen Natural Corp

2.21%

6.   Seaboard Corporation

2.13%

7.   Garmin LTD

2.11%

8.   Wellcare Health Plans

2.06%

9.   Conoco Phillips

2.05%

10. Franklin Resources

2.02%

 Total:

          23.72%

Fiscal Year Top 5 Best Performers

Realized and Unrealized Gains

1.

Freeport-McMoran Copper & Gold

$51,472

2.

Aercap Holdings N.V.

$48,371

3.

CBS Corporation Senior Note 6.75%

$39,862

4.

Goldman Sachs Preferred 4.00%

$37,154

5.

Hansen Natural Corp.

$28,498

Total:

          $205,357

Fiscal Year Top 5 Worst Performers

Realized and Unrealized Losses

1.  Excel Maritime Carriers LTD.

 $28,297

2. iShares S&P 500 Value Index

 $  9,669

3. Valero Energy Group

 $  9,645

4. Ceradyne, Inc.

 $  7,058

5. Broadpoint Gleacher Securities

 $  1,096

Total:

 $55,765

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2010 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED MARCH 31, 2010

	1 Year	Since Inception
Davlin Philanthropic Fund	42.39%	10.04%
Russell 2000 Index	62.77%	(2.62)%
S&P 500 Index	49.77%	(5.72)%

15000
10000
5000
0
Davlin Philanthropic Fund
Russell 2000 Index
S&P500 Index
$11.885
$9,532
$8,992
6/11/2008 (Fund Inception)
June-08
July-08
August-08
September-08
October-08
November-08
December-08
January-09
February-09
March-09
April-09
May-09
June-09
July-09
August-09
September-09
October-09
November-09
December-09
January-10
February-10
March-10

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

DAVLIN PHILANTHROPIC FUND

PORTFOLIO ANALYSIS

MARCH 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2010

Shares		Fair Value

COMMON STOCKS - 64.78%

Aircraft Parts & Auxiliary Equipment - 1.62%
1,900	Spirit Aerosystems Holdings, Inc. *	$ 44,422

Blank Checks - 1.73%
3,500	MVC Capital, Inc.	47,495

Bottled & Canned Soft Drinks - 2.21%
1,400	Hansen Natural Corp. *	60,732

Cookies & Crackers - 1.27%
800	J&J Snack Food Corp.	34,776

Crude Pertoleum & Natural Gas - 2.01%
1,000	Royal Dutch Shell Plc-B	55,330

Deep Sea Foreign Transportation - 1.02%
1,300	Diana Shipping, Inc. *	19,656
1,400	Excel Maritime Carriers Ltd. *	8,442
		28,098
Fats & Oils - 0.81%
3,270	Harbinger Group, Inc. *	22,138

Fire, Marine & Casualty Insurance - 7.14%
800	ACE Ltd.	41,840
125	Fairfax Financial Holdings	46,880
600	Montpelier RE Holdings Ltd.	10,086
1,300	Safety Insurance Group, Inc.	48,971
900	Travelers Companies, Inc.	48,546
		196,323
Hospital & Medical Service Plans - 2.06%
1,900	Wellcare Health Plans, Inc. *	56,620

Industrial Instruments for Measurment - 1.35%
2,000	Cognex Corp.	36,980

Investment Advice - 4.83%
500	Franklin Resources, Inc.	55,450
2,700	Legg Mason, Inc.	77,409
		132,859
Meat Packing Plants - 2.13%
45	Seaboard Corp.	58,459

Metal Mining - 1.25%
411	Freeport McMoran Copper & Gold, Inc.	34,335

Miscellaneous Manufacturing Industries - 5.05%
2,700	Ceradyne, Inc. *	61,310
3,000	Hillenbrand, Inc.	65,970
600	Oil Dri Corp of America	11,598
		138,878
Motor Vehicles & Passenger Cars - 0.88%
300	Toyota Motor Corp. ADR	24,126

National Commercial Banks - 0.33%
200	JPMorgan Chase & Co.	8,950

Petroleum Refining - 5.75%
1,100	Conoco Phillips	56,287
1,600	Marathon Oil Corp.	50,624
2,600	Valero Energy Corp.	51,220
		158,131
Primary Production of Aluminum - 0.98%
700	Kaiser Aluminum Corp.	26,999

Retail - Variety Stores - 0.40%
300	BJ's Wholesale Club, Inc. *	11,097

Rolling Drawing & Extruding of Nonferus Metals - 1.66%
1,500	RTI International Metals, Inc. *	45,495

Savings Institution, Federally Chartered - 0.28%
500	People's United Financial, Inc.	7,810

Search, Detection, Navigation, Guidance, Aeronautical Sys - 2.11%
1,500	Garmin Ltd.	57,945

Security Brokers, Dealers & Flotation Companies - 3.21%
8,900	Broadpoint Gleacher Securities Group, Inc. *	35,600
6,200	JMP Group, Inc.	52,700
		88,300
Services-Advertising Agencies - 1.36%
3,700	ValueClick, Inc. *	37,481

Services-Amusement & Recreation Services - 1.93%
13,400	Dover Downs Gaming & Entertainment, Inc.	53,064

Services-Commercial Physical & Biological Research - 1.38%
1,600	Pharmaceutical Product Development, Inc.	37,984

Services-Equipment Rental & Leasing - 5.41%
8,800	AerCap Holdings N.V. *	101,376
123	Wesco Financial Corp.	47,417
		148,793
State Commercial Banks - 0.78%
1,400	Glacier Bancorp, Inc.	21,322

Telephone Communications (No Radio Telephone) - 1.36%
1,200	Verizon Communications, Inc.	37,224

Water Transportation - 1.38%
800	Tidewater, Inc.	37,816

TOTAL FOR COMMON STOCKS (Cost $1,423,543) - 63.68%		$ 1,749,982

EXCHANGE TRADED FUNDS - 3.94%
400	ETFS Physical Palladium Shares *	19,140
160	ETFS Physical Platinum Shares *	26,286
400	iShares MSCI South Korea Index Fund	20,000
1,600	iShares MSCI Taiwan Index Fund	20,080
1,000	PowerShares India Portfolio	22,760

TOTAL EXCHANGE TRADED FUNDS (Cost $95,052) - 3.94%		$ 108,266

SENIOR NOTES - 1.70%
1,600	CBS Corp. 6.75% 3/27/2056	38,144
400	Pulte Group, Inc. 7.375%, 06/01/2046	8,680

TOTAL SENIOR NOTES (Cost $24,210) - 1.70%		$ 46,824

PREFERRED STOCK - 4.71%
600	Chesapeake Energy Corp. PFD 4.50% 12/31/2049	50,172
1,300	Goldman Sachs 2010 PFD-C 4.00% ** 10/31/2010	31,057
2,000	Odyssey RE Holdings Float PFD-B 4.3925% ** 10/20/2010	48,060

TOTAL PREFERRED STOCK (Cost $83,453) - 4.71%		$ 129,289

REAL ESTATE INVESTMENT TRUST - 1.10%
2,100	Franklin Street Properties Corp.	30,303

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $26,914) - 1.10%		$ 30,303

SHORT TERM INVESTMENTS - 21.66%
250,000	Huntington Conservative Deposit Account 0.75%**	250,000
345,340	Fidelity Institutional Government Money Market Fund - Class I 0.25% **	345,340

TOTAL SHORT TERM INVESTMENTS (Cost $595,340) - 21.66%		$ 595,340

TOTAL INVESTMENTS (Cost $2,248,512) - 96.79%		2,660,004

ASSETS IN EXCESS OF OTHER LIABILITIES - 3.21%		88,068

NET ASSETS - 100.00%		$ 2,748,072

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2010.
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments, at Fair Value (Cost $2,248,512)	$ 2,660,004
Receivables:
Securities Sold	109,292
Dividends and Interest	1,771
Total Assets	2,771,067
Liabilities:
Accrued Management Fees (Note 4)	2,367
Accrued Charitable Contribution (Note 4)	1,184
Securities Purchased	19,444
Total Liabilities	22,995
Net Assets	$ 2,748,072

Net Assets Consist of:
Paid In Capital (Note 5)	2,399,293
Accumulated Undistributed Net Investment Loss	(14,019)
Accumulated Undistributed Loss on Investments	(48,694)
Unrealized Appreciation in Value of Investments	411,492
Net Assets, for 239,013 Shares Outstanding (Unlimited number
of shares authorized)	$ 2,748,072

Net Asset Value and Offering Price Per Share ($2,748,072/239,013)	$ 11.50

Minimum Redemption Price ($11.50 x 0.99)*	$ 11.39

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the Year Ended March 31, 2010

Investment Income:
Dividends	$ 50,156
Interest	2,443
Total Investment Income	52,599

Expenses:
Advisory Fees (Note 4)	20,940
Charitable Contribution (Note 4)	10,470
Total Expenses	31,410

Net Investment Income	21,189

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	67,431
Net Change in Unrealized Appreciation on Investments	603,040
Net Realized and Unrealized Gain on Investments	670,471

Net Increase in Net Assets Resulting from Operations	$ 691,660

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

		For the Period *
	Year Ended	Ended
	3/31/2010	3/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 21,189	$ 15,483
Net Realized Gain (Loss) on Investments	67,431	(116,124)
Unrealized Appreciation (Depreciation) on Investments	603,040	(191,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	691,660	(292,190)

Distributions to Shareholders From:
Net Investment Income	(54,693)	(12,729)
Realized Gains	-	-
Net Change in Net Assets from Distributions	(54,693)	(12,729)

Capital Share Transactions:
Proceeds from Sale of Shares	495,833	1,827,833
Shares Issued on Reinvestment of Dividends	54,693	12,729
Cost of Shares Redeemed	(75,040)	(24)
Net Increase (Decrease) in Net Assets from Shareholder Activity	475,486	1,840,538

Net Assets:
Net Increase in Net Assets	1,112,453	1,535,619
Beginning of Period	1,635,619	100,000
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $(14,019) and $9,015, respectively)	$ 2,748,072	$ 1,635,619

Share Transactions:
Shares Sold	44,155	185,951
Shares Issued on Reinvestment of Dividends	5,107	1,510
Shares Redeemed	(7,707)	(3)
Net Increase in Shares	41,555	187,458
Outstanding at Beginning of Period	197,458	10,000
Outstanding at End of Period	239,013	197,458

* June 11, 2008 (Commencement of Investment Operations).
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

		For the Period *
	Year Ended	Ended
	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	3.39	(1.74)
Total from Investment Operations	3.49	(1.65)

Distributions from:
Net Investment Income	(0.27)	(0.07)
Capital Gains	-	-
	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 11.50	$ 8.28

Total Return ***	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets ****	1.01%	1.23%
Portfolio Turnover	27.84%	33.20%

* June 11, 2008 Commencement of Investment Operations.
** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investments operation on June 11, 2008.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2008, or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION:  The net asset value (the “NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset per share, except that shares of the Fund are subject to a redemption fee of 1% if redeemed before holding them for 90 days.  During the year ended March 31, 2010, there were no proceeds from redemption fees.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

RECLASSIFICATIONS OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of the net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV.  For the year ended March 31, 2010, the Fund increased undistributed net investment loss by $10,470 and decreased paid-in-capital by $10,470.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through the date the financial statements were issued.

Note 3.  SECURITIES VALUATIONS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3, when appropriate.

Debt securities- (senior notes). Senior notes generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Senior notes that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, a senior note is generally valued by the pricing service at its last bid price.  To the extent these senior notes are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current value, or when restricted or illiquid senior notes are being valued, such senior notes are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3, when appropriate.

Fixed income securities- Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as Level 2.

Money market funds are generally valued at NAV and considered Level 1.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2010:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,749,982	$-	-	$ 1,749,982
Exchange Traded Funds	108,266	-	-	108,266
Senior Notes	46,824	-	-	46,824
Preferred Stock	129,289	-	-	129,289
Real Estate Investment Trust	30,303	-	-	30,303
Short-Term Investments	595,340	-	-	595,340
Total	$2,660,004	-	-	$2,660,004

The Fund did not hold any Level 3 assets during the year ended March 31, 2010.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Board of Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2010, the Adviser was paid fees of $20,940, and was owed $2,367.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the year ended March 31, 2010, the Fund donated $10,470 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  Three of the other five trustees of the Foundation are also trustees of the Trust.

Note 5. Capital Stock

At March 31, 2010, there were an unlimited number of shares authorized and 239,013 shares outstanding, each with no par value, and paid-in capital amounted to $2,385,274 for the Fund.

Note 6. Investment Transactions

For the year ended March 31, 2010, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $765,811 and $425,599, respectively.  The aggregate cost of securities for federal income tax purposes at March 31, 2010 was $2,295,476.

At March 31, 2010, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$484,929	(120,401)	$364,528

The primary differences between book basis and tax basis unrealized appreciation primarily relate to passive foreign investment company transactions.

Note 7. Distributions to Shareholders

On December 14, 2009, the Fund declared an income distribution of $0.270 per share.  The distribution was paid on December 14, 2009 to shareholders of record on December 11, 2009.  The tax character of the $54,693 paid was ordinary income.

On December 22, 2008, the Fund declared an income distribution of $0.0680 per share.  The distribution was paid on December 22, 2008 to shareholders of record on December 19, 2008.  The tax character of the $12,729 paid was ordinary income.

As of March 31, 2010 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$32,945
Undistributed Accumulated Losses	(48,694)
Unrealized Appreciation - Net	364,528
Total	$348,779

Note 8.  Capital Loss Carryforward

At March 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryforward of $48,694, which expires in 2017.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

Note 9. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2010, the Davlin family owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 10.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Advisor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davlin Philanthropic Fund as of March 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davlin Philanthropic Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements as a whole.  The information presented preceding the schedule of investments and additional information listed after the notes to the financial statements is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 27, 2010

Davlin Philanthropic Fund
Expense Illustration
March 31, 2010 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009 through March 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sale charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing defferent funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2009	March 31, 2010	October 1,2009 to March 31,2010

Actual	$1,000.00	$1,095.72	$7.84
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2010 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlunFunds.org or by calling 1-877-Davlin-8.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 124 Watertown Street, Suite 3B Watertown, MA 02472 Age: 71	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; and Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Age: 70	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 2003 to 2009	1	Chairman, Director, Chair of Compensation Committee, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland MA 01778 Age: 60	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Age: 44	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 42	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  During the period covered by this report, there were no amendments to any provision of the code of ethics or any waivers or implicit waivers of a provision of the code of ethics.  A copy of the code of ethics can be obtained at no charge by calling the registrant at 508-276-1705.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 12,000

FY 2009

$ 12,000

(b)

Audit-Related Fees

Registrant

FY2010

$ 1,000

FY2009

$ 0

Nature of the fees:

Consent.

(c)

Tax Fees

Registrant

FY 2010

$ 2,000

FY 2009

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2010

$ [

]

FY 2009

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 2,000

FY 2009

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Requisite schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls and procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

None.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/ William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: 06/01/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date 06/01/2010